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                                                                 Exhibit (c)(10)

                                  SCHEDULE 13D

                                   EXHIBIT 1

Pursuant to Rule 13-d(1)(k)(1) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Schedule 13D of which this Exhibit is a part is filed on behalf of each of them with respect to the shares of Common Stock of Pacific Research & Engineering Corporation reported in such Schedule 13D.

Dated: August 9, 1999

                                          HARRIS CORPORATION

                                          By: /s/ RICHARD L. BALLANTYNE

                                            ------------------------------------
                                            Name:  Richard L. Ballantyne
                                              Title: Vice President - General
                                              Counsel and        Corporate
                                              Secretary

                                          SPACE COAST MERGER CORP.

                                          By: /s/ RICHARD L. BALLANTYNE

                                            ------------------------------------
                                            Name:  Richard L. Ballantyne
                                            Title: Vice President and Secretary